Exhibit 10.25

Solar-grade Polysilicon Supply Agreement

by and between

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

And

JA Solar Technology Yangzhou Co., Ltd.

Contract Code: SSC00230

August 17, 2008

Polysilicon Supply Agreement

This Solar-grade Polysilicon Supply Agreement (the “Agreement”) is executed in Nanjing, PRC by and between the following Parties on August 17, 2008.

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. (“Seller”) (on behalf of itself and any relevant Affiliates established or to be established within the territory of PRC, which is to participate in this Agreement upon Buyer’s written confirmations), a company incorporated in the PRC with its legal address at No. 66, Yangshan Road, Xuzhou Economic Development Zone, Jiangsu Province, PRC, and

JA Solar Technology Yangzhou Co., Ltd. (“Buyer”) (on behalf of itself and any relevant Affiliates set forth in Exhibit C to this Agreement or to be established within the territory of PRC, which is to participate in this Agreement upon Seller’s written confirmations), a company incorporated in the PRC with its legal address at Kaifa Building (side building), No. 108 Weiyang Road, Yangzhou, PRC.

Buyer and Seller are referred to as the “Parties,” collectively and “Party,” individually.

PREAMBLE

WHEREAS, Buyer intends to purchase certain amount of polysilicon, and Seller intends to supply to Buyer certain amount of polysilicon to Buyer,

NOW, THEREFORE, in connection with the foregoing and based on the mutual representations, warranties, covenants and agreements herein contained, Seller and Buyer agree as follows:

ARTICLE I DEFINITIONS

Unless otherwise defined in this Agreement or specified by the context, the following terms shall bear the following meanings:

1.1	“Agreement” means this Solar-grade Polysilicon Supply Agreement, including its preamble and main body as well as any exhibits, schedules, appendixes hereto, as it may be amended, modified or supplemented from time to time.

1.2	“Term of this Agreement” means the period from the Effective Date of this Agreement through December 31, 2009, i.e., the effective term of this Agreement. During the Term of this Agreement, this Agreement shall remain in full force and effect before the Parties fully perform their respective obligations.

1.3	“Business Day” means any day on which companies in the PRC are open for business, including any Saturday or Sunday which the PRC government temporarily adjusts to be a business day (“Adjusted Business Day”), not including any public holiday or any Saturday or Sunday other than a Adjusted Business Day.

1.4	“Effective Date” means the date when the Parties duly execute this Agreement.

1.5	“Contract Year” means each calendar year during the Term of this Agreement.

1.6	“Affiliate” or “Affiliates” with respect to any Party, means any company which directly or indirectly controls, or is controlled by, or is under the common control with such Party. “Control” in this definition means directly or indirectly owns (i) fifty percent (50%) or more shares with voting rights of a company, or (ii) fifty percent (50%) or more registered capital of a company.

1.7	“Loss” or “Losses” means any and all damages, fines, fees, taxes, penalties, deficiencies, losses (including loss in profits or depreciation in value) and expenses, including interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts of any proceedings or of any claims, defaults or assessment (such fees and expenses are to include all relevant fees and expenses, including fees and expenses of attorneys, incurred in connection with (i) the investigation or defense of any third party claims, (ii) asserting or disputing any rights under this Agreement against any Party hereto or otherwise, or (iii) settling any action or proceeding or threatened action or settlement).

1.8	“Intellectual Property” means all the rights from any of the following items: invention, discovery, improvement, utility model, copyrightable work, industrial design or mask work, algorithm, data structure, trade secrets or proprietary know-how, products pricing information, product specifications, confidential information, or any idea having commercial value. Intellectual Property shall also include any trademark, trade dress, trade name, domain name, or other marks that serve to identify and distinguish goods or services as coming from, or falling under the control of, a single source. Intellectual Property shall include all rights of whatsoever nature in computer software and data, all intangible rights or privileges of a nature similar to any of the foregoing in every case in any part of the world, and all rights in any applications and granted registrations for any of the foregoing rights.

1.9	“China” or “PRC” means the People’s Republic of China, but not include Hong Kong, Macao, or Taiwan for the purpose of this Agreement.

1.10	“Renminbi” or “RMB” means the lawful currency of PRC.

1.11	“Laws” means those laws, regulations, rules, and other legislative, executive or judicial notices, decisions or pronouncements binding on either Party, or in relation to the subject matter of this Contract.

1.12	“Product” or “this Product” means the solar grade polysilicon as defined in products specification in Exhibit A to this Agreement. Seller agrees to sell and deliver and Buyer agrees to buy and take possession of the Products according to the terms of this Agreement.

1.13	“Price” shall have the meaning assigned by Article 3.2.2 in this Agreement.

1.14	“Payment” means the total amount of the Price (net price) of the Products and the value added tax (“VAT”) to be paid by Buyer.

1.15	“Total Price” means the total Price of the products to be paid by Buyer according to this Agreement, which is calculated according to the quantity set out in Exhibit B to this Agreement or the actual delivered quantity to be adjusted in accordance with the terms herein, and the Price and VAT of the Products.

ARTICLE II GENERAL PROVISIONS

2.1	Each Exhibit attached hereto constitutes an integral part of this Agreement and shall have the same force and effect as this Agreement.

2.2	Headings preceding the text, articles and clauses hereof are solely for the purpose of convenience and reference and shall not be construed to affect the meaning, interpretation or effect of this Agreement.

2.3	During the Term of this Agreement, Buyer shall purchase, accept and pay for the Products, subject to the terms and conditions of this Agreement.

2.4	During the Term of this Agreement, Seller shall sell and deliver the Products, subject to the terms and conditions of this Agreement.

2.5	Any Party and any relevant Affiliates to such Party whose participation in this Agreement has been confirmed by the other Party in writing shall not withdraw from this Agreement in the absence of prior written consent of the other Party.

2.6	Each Party as well as all Affiliates thereof that participate in this Agreement shall irrevocably assume joint and several liability for all obligations of such Party under this Agreement.

2.7	Each Affiliate of each Party that participates in this Agreement shall execute a letter of undertaking in the same form as set out in Exhibit C.

2.8	Both Parties understand and hereby agree that, without a prior written consent of Seller, Buyer shall not transfer any Products purchased from Seller according to this Agreement with or without consideration. The Products shall only be used in the production of Buyer. Seller is not responsible for any liability related to the Products transferred by Buyer with or without consideration.

ARTICLE III SUPPLY OF PRODUCTS

3.1	Products

The Products to be supplied according to this Agreement shall meet the specifications as set forth in Exhibit A to this Agreement. The specifications may be amended only in writing upon the consents of both Parties.

3.2	Price

3.2.1	During the Term of this Agreement, the unit Price (including tax) of Products as provided in Exhibit B shall be a fixed price. The Parties agree that upon the execution of this Agreement, neither Party may require an adjustment of the Price on any grounds, except in the event of statutory adjustment of VAT rate.

3.2.2	VAT is included in the unit Price (including tax) and payables. In case of any adjustment to the value-added tax rate, a unit Price (including tax) and payables should be adjusted accordingly since the effective date of the new tax rate.

3.3	Quantity

3.3.1	The volume of Products to be purchased by Buyer and to be supplied by Seller during the Term of this Agreement shall be in accordance with Exhibit B. However, Seller may make an adjustment (increase or decrease) to the volume of Products to be supplied in every month by no more than *** and such adjustment will not be construed as a breach as a result of delayed delivery or short delivery. Notwithstanding the foregoing, the supply volume of any given month shall not be less than *** of the volume set forth in Exhibit B, and Seller shall, within *** commencing from the first day of the following month, make up for the short supply. In addition, the Parties agree that upon the execution of this Agreement, neither Party may require an adjustment of the supply volume on any grounds in the absence of written agreement by the Parties.

3.4	Quality

3.4.1	The quality standard of Products under this Agreement shall follow the specifications set out in Exhibit A to this Agreement. In case of any dispute over the Products’ quality, any Party or both Parties may entrust the National Renewable Energy Laboratory of the United States (the “NREL” or “Authentication Institution”) for inspection and the inspection report issued by the Authentication Institution shall be binding on both Parties. The inspection fees will be advanced by the entrusting Party and be ultimately allocated according to the authentication report as follows:

i. if the Products are defective according to the report, Seller shall pay the fees;

ii. if the Products are not defective according to the report, Buyer shall pay the fees.

3.5	Payment

3.5.1	Payment. Prior to the *** day of each month, Buyer shall pay to Seller for the Products to be delivered in the following month. Seller is entitled to refuse to deliver the Products to Buyer before receiving the full Payment.

3.5.3	Prior to the *** day of each month, Seller shall issue an invoice for the Products that Buyer has purchased in the given month, in the same amount as what Buyer has paid.

3.5.4	Any Payments by Buyer shall be paid to the bank account designated by Seller.

3.5.5	Currency. The Parties hereby agree that all transactions shall be settled in Renminbi.

3.6	Delivery

3.6.1	All deliveries of Products shall be made in accordance with the delivery schedules set forth in Exhibit B. After Buyer makes full Payment on or before the *** day of each

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

month for the Products to be delivered in the following month, Seller shall start delivery from the first day of such following month and should try to deliver in equal weekly installments.

3.6.2	Place of Delivery. Unless otherwise agreed by the Parties in writing, the default place of delivery should be at such a location within either Jiangsu Province or Hebei Province as designated by Seller. If Seller selects any other places for delivery, such place should be located within the territory of PRC. The Products will be picked by Buyer. All risks of loss and damage of the Products shall shift to Buyer upon delivery.

3.6.3	Transportation and Insurance. The Buyer should bear the costs and expenses for the transportation and insurance of the Products.

3.6.4	If Buyer requests a deferred delivery due to its own cause or refuses to accept the Products without any good cause, Seller shall give Buyer a grace period of ***. Upon expiration of such grace period, Seller, with a written notice to Buyer, is entitled to place such Products in escrow with notarial authorities or seal up the Products for storage in a proper location designated by Seller at Buyer’s cost with all risks assumed by Buyer. Once the Products are held in escrow or sealed up, the risk relating to the Products shall shift to Buyer, and Buyer shall bear the expense for escrow arrangement or storage. If Buyer delays in picking up the Products for more than *** from the day when he receives the abovementioned notice, it shall be deemed as an irrevocable acceptance of the Products by Buyer except in the event of Force Majeure.

3.6.5	Examination

(a) Buyer shall complete the examination on the numbers and external appearance of the packages of the Products when it picks up the Products. Any objections should be raised extemporarily, or it should be deemed that Buyer does not have any objection over the number and external appearance of the packages.

(b) Buyer shall complete the examination on the weight of the Products within *** from the delivery. Any objection on weight should be raised through a written notice to Seller within such period. Seller shall provide the weight of packaging for the convenience of calculation of the Product weights by Buyer. For avoidance of doubts, the Parties hereby agree that, if the packages is broken or damaged, Buyer may not raise any objection on weight against Seller with respect to the Products with such packaging, and Buyer should be deemed to have no objection over the weight of the Products with such packaging. If Buyer does not raise any dispute within *** from the delivery, Buyer should be deemed to have no objection over the weights of the Products.

(c) Buyer shall complete the examination on the quality of the Products within *** from the delivery. Any objection should be raised through a written notice regarding quality defect to Seller within such period. If Seller confirms the Product defect, Seller should replace such defective Products with qualified Products within *** from the day of receiving the abovementioned notice. If Buyer does not send to Seller any notice regarding quality defect within *** from delivery, the Products delivered by Seller should be deemed to have acceptable quality and meet the specifications set out in Exhibit A.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

(d) Buyer should be deemed to have irrevocably accepted the Products if he does not conduct examinations according to this article.

ARTICLE IV FORCE MAJEURE AND EXCUSE

4.1	Applicable Force Majeure

4.1.1	“Force Majeure” means any event occurring after the execution of this Agreement which is not foreseeable to, and cannot be controlled by, and cannot be avoided and overcome by the Parties and which results in partial or complete inability to perform this Agreement by a Party, such as earthquake, typhoon, hurricane, flood or other natural disaster, fire, explosion, war, strike or riot. In case of a Force Majeure event which causes delayed performance or nonperformance of the obligations of a Party, such Party should be excused from any liability arising from its delayed performance or nonperformance, which should not constitute a breach of this Agreement, provided such Party is not at fault or negligence. Both Parties hereby agree that, the performance of this Agreement should be resumed and continued within *** from the termination of Force Majeure event, unless the continued performance of this Agreement has been rendered impossible by the Force Majeure event. Any relevant terms and periods in this Agreement should be accordingly postponed to the extent deferred by the Force Majeure.

4.2	Notice and Response

The Party being affected by the Force Majeure event shall promptly give written notification to the other Party. Such notification shall include a full and complete description of the Force Majeure event and its cause, the status of the Force Majeure event, and actions such Party has taken and is going to take to overcome the Force Majeure event. The Party experiencing a Force Majeure event shall exercise due diligence in endeavoring to overcome any delay caused by the Force Majeure event and shall undertake reasonable measures to make up the time delayed by the Force Majeure event without causing additional costs to the other party.

5.	INTELLECTUAL PROPERTY

Any and all drawings, data, designs, tooling, equipment, procedures, engineering changes, inventions, trade secrets, copyrights, mask works, source code, object code, patents, patent applications, proprietary know-how, computer and/or product software (including component software) and all parts thereof, trademarks and all other information, technical or otherwise which was developed, made or supplied by or for Seller in the development, production or manufacture of the Products, will be and remain the sole property of Seller (or its licensors, if any). No case in this Agreement shall be construed as a granting of the intellectual property rights regarding the Products to Buyer.

6.	CONFIDENTIALITY OBLIGATION AND CONFIDENTIAL INFORMATION

6.1	The Parties (including all relevant Affiliates of each Party participating in this Agreement) hereby acknowledge and agree that, the terms of this Agreement and certain information exchanged between them pertaining to this Agreement (including information regarding research, technology, product developments, marketing plans or conditions, products

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

information, business strategies and the like) constitute the “Confidential Information” of the disclosing Party (the “Disclosing Party”). The purpose of exchanging the Confidential Information is to allow the Parties to perform their obligations and responsibilities under this Agreement. During the Term of this Agreement, and for a period of *** years following its termination or expiration of this Agreement, the Party received any Confidential Information as well as its employees, attorneys, financial advisors, officers, directors and shareholders who shall receive such Confidential Information (the “Receiving Parties”) shall not, except with the prior written consent of the disclosing Party, use or divulge, disclose or communicate, to any person, firm, corporation or entity, in any manner whatsoever, the terms of this Agreement or any Confidential Information of the Disclosing Party. However, each Party may divulge, disclose or communicate the terms of this Agreement or Confidential Information of the Disclosing Party to its Affiliates if such Affiliates undertake to keep such information strictly confidential in accordance with terms of this Agreement and that each Affiliate has to know the Confidential Information in order to perform this Agreement. Each Party further agrees to use the same degree of care to avoid publication or dissemination of the Confidential Information disclosed to such Party under this Agreement as it employs with respect to its own Confidential Information, but at all times one Party shall use at least reasonable care to protect against disclosure of Confidential Information of the opposite party. Confidential Information does not and shall not include information that:

(a)	was already known to the Receiving Parties at the time such information is disclosed by the other Party;

(b)	was or became publicly known without Receiving Parties’ faults;

(c)	was legally received from a third party without disclosure restriction;

(d)	was independently developed by the Receiving Parties;

(e)	was approved for release by written authorization of the Party disclosing such information under this Agreement; or

(f)	was required by legal or financial reporting purposes to be disclosed; provided, however, that the Party being required to disclose shall, if circumstances permit, provide advanced notice to the other Party and shall allow the other Party a reasonable opportunity to oppose such disclosure, if appropriate.

6.2	The Parties shall treat such Confidential Information as confidential. Each Party shall not reduplicate or use such Confidential Information unless it is necessary to perform its obligations under this Agreement. One Party shall return any or all Confidential Information to the Disclosing Party upon the completion of performance of such obligations, or upon the request of the Disclosing Party.

6.3	Each Receiving Party acknowledges and agrees that any illegally use or disclosure of the Confidential Information may cause irreparable injury to the Disclosing Party for which its loss may not be adequately remedied at Laws, and that any actual or contemplated breach of this article will entitle Disclosing Party to obtain immediate injunctive relief prohibiting such breach, in addition to any other rights and remedies available to it.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

6.4	Each Party (including any Affiliates procuring Confidential Information under this Agreement) agree that, it shall not, without obtaining the prior consent from the other Party, issue or release any announcement, report, declaration, or message about this Agreement or any transaction or clause of this Agreement. However, one Party or its Affiliates may disclose the contents of this Agreement according to the mandatory requirements of its local Laws and applicable Laws. Each Party may report the execution and contents of this Agreement through press and news after reaching a mutual consent on the details of the news report between both Parties.

7.	OWNERSHIP AND USE OF DRAWINGS, DOCUMENTS AND OTHER ITEMS

All drawings, blueprints, dies, patterns, tools, printing plates and any other items or documents prepared or constructed by the Seller to develop, produce or manufacture the Products hereunder shall be the sole property of the Seller, and promptly upon the expiration, termination or cancellation of this Agreement, shall be delivered to the Seller. The Buyer may use the drawings, blueprints, dies, patterns, tools, printing plates and any other items or documents prepared or constructed by Seller solely for the purposes of this Agreement and shall not use any of such items for the benefit of any third party.

8.	BREACH, TERMINATION AND RESCISSION

8.1	Buyer’s breach as a result of default in purchase or payment

8.1.1	If Buyer fails to purchase from Seller such quantity of Products as provided in this Agreement in any particular month, Seller is entitled to resell such unsold portion of Products in domestic and foreign market at its sole discretion. Buyer shall pay to Seller the difference between the contract Price and the resell price that is lower than the contract Price as well as related expenses arising from the resale.

8.1.2	If Buyer fails to make timely Payment according to the contracted schedule, Buyer shall be liable to pay *** as damages. If Buyer delays in Payment for *** or more, Seller shall send Buyer a written notification, requiring Buyer to remedy its breach in ***. If Buyer fails to remedy its breach within *** from the delivery of such written notice, Buyer shall be deemed to materially breach this Agreement except in the case of Force Majeure, and Seller is entitled to unilaterally terminate this Agreement upon a written notice to Buyer, which termination shall become effective upon receipt of the notice by Buyer. If Buyer remedies its default within the abovementioned period, Seller should not be allowed to terminate this Agreement. Seller is entitled to the remedy provided under Article 8.1.1 at its option during the period that Buyer defaults in Payment.

8.2	Seller’s breach liability due to default in Products or delay in delivery

8.2.1	If Seller fails to replace the defective Products with qualified Products within *** according to Article 3.6.5 of this Agreement, or Seller fails to satisfy the Product supply volume as provided under this Agreement either by its own production or by sourcing from a third party, then Buyer is entitled to purchase substitutes for the deficiency or raw materials for producing such Products from domestic and foreign markets. Seller shall pay to Buyer any additional amounts exceeding the contract Price. If Buyer purchases raw materials to manufacture the Products (by itself or by entrusting a third party), Seller shall be responsible for the difference between the contract Price and the total of raw material costs, production costs and other relevant expenses.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

8.2.2	If Seller materially breaches this Agreement, Buyer has the right to unilaterally terminate this Agreement upon a written notice to Buyer, which termination shall become effective upon receipt of such notice by Seller.

(a)	If Seller defaults in making timely delivery of the Products according to Exhibit B, i.e., failure or delay in delivery, then in addition to the remedy provided under Article 8.2.1, Buyer shall be entitled to a damage equals to ***. If such breach lasts for *** or more, Buyer should send Seller a written notification, requiring Seller to cure its breach in ***. If Seller fails to cure its breach within *** from the delivery of the written notice, Seller should be deemed to materially breach this Agreement except in the case of Force Majeure.

(b)	If Seller fails to replace the defective Products with qualified Products within *** as provided in Article 3.6.5 under this Agreement, Buyer is entitled to, at its option, the remedy under Article 8.2.1, or to send Seller a written notice requiring remediation within ***. If Seller fails to remedy its default within *** from the delivery of the notice, Seller commits a material breach except in the case of Force Majeure.

8.3	Termination and Rescission

8.3.1	This Agreement shall terminate upon the occurrence of any of the following events:

(a)	Expiration of the Term of this Agreement; or

(b)	Termination by written agreement between the Parties.

8.3.2	This Agreement may be unilaterally terminated by a Party through written notice to the other Party, upon the occurrence of any of the following events:

(a)	the non-breaching Party may terminate this Agreement by notifying the breaching Party in writing when Buyer or Seller commits a material breach under Article 8.1 or Article 8.2; or

(b)	when one Party is declared bankrupt or becomes the subject in the bankruptcy, liquidation or dissolution proceedings, or ceases operation, or unable to repay due indebtedness, the other Party may unilaterally terminate this Agreement by notifying such Party in writing.

9.	NOTICE

All notices or documents required hereunder shall be given in writing and addressed or delivered to the representative specified herein below. Notices shall be deemed received (a) upon delivery, when personally delivered; (b) upon receipt, when sent via registered or certified mail; and (c) the next Business Day, when sent via overnight courier:

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Correspondents of each Party for ordinary correspondence relating to this Agreement:

To Seller:

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

No.66, Yangshan Road, Xuzhou Economic Development Zone, Jiangsu, PRC

Mr. Zhu Guomin / General Manager

To Buyer:

Jing Ao (Yangzhou) Solar Technology Co., Ltd.

No. 36, Jiang Chang San Road, Shanghai

***

Buyer or Seller may change the representative designated to receive notice hereunder by written notice to the other Party. All correspondence and transmittals between the Parties shall be executed pursuant to coordination procedures determined by the Parties.

10.	LANGUAGE

The Parties hereby confirm that this Agreement shall be prepared in Chinese. Any translations in other languages shall be subject to the Chinese version.

11.	APPLICABLE LAW

This Agreement shall be governed by and construed in accordance with the Laws of PRC. Any non-PRC laws and relevant rules of conflict of laws do not apply to this Agreement.

12.	DISPUTE RESOLUTION

Any dispute, controversy or claims (including dispute concerning breach, termination, rescission or invalidation) (the “Dispute”) should be first resolved through negotiations. If Dispute cannot be resolved through negotiation, any Party may bring a law suit to the People’s Court with jurisdiction at the execution location of this Agreement (as recited on the first page of this Agreement).

13.	NO WAIVER

The failure of either Party to demand strict performance of the terms hereof or to exercise any right conferred hereby shall not be construed as a waiver or relinquishment of its rights to assert or rely on any such term or right in the future.

14.	SEVERABILITY

The invalidation of any article in this Agreement shall not affect the effect and enforceability of any other articles.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

15.	ASSIGNMENT

Neither Buyer nor Seller shall assign any obligations under this Agreement without obtaining the prior written consent of the other Party.

16.	SURVIVABILITY

Any and all rights and obligations in connection with remedies, indemnity, and confidentiality as provided herein shall survive the expiration or termination hereof.

17.	AMENDMENT

No amendment, modification, supplement or waiver shall be effective unless made in writing and signed by both Buyer and Seller.

18.	ENTIRE AGREEMENT

This Agreement, which includes this cover agreement and the exhibits hereto, constitutes the entire agreement of the Parties with respect to the subject matter herein and supersedes any prior agreement or understanding between the Parties.

19.	EFFECTIVENESS

This Agreement will become effective as of the date the Parties execute it.

[No Substantive Text Below; Signature page follows]

[Signature page]

Seller: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

(seal)

(signed by authorized representative)

Buyer: JA Solar Technology Yangzhou Co., Ltd.

(seal)

(signed by authorized representative)

EXHIBIT A

PRODUCT SPECIFICATIONS AND QUALITY STANDARD OF

SOLAR GRADE POLYSILICON

1. Boron: ***

2. Donor: ***

3. Carbon: ***

4. Total Metals (Fe, Cu, Ni & Cr etc.): ***

5. Lifetime (N type): ***

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT B

PRODUCT NAME, PRODUCT SUPPLY VOLUME, PRODUCT DELIVERY SCHEDULE, PRODUCT PAYMENT SCHEDULE AND PRODUCT PRICE

2008 Monthly supply volume and price

Month	Unit	Aug	Sept	Oct	Nov	Dec	Total
Planned supply volume	tonnes	***	***	***	***	***	***
Unit price (after tax)	RMB/kg	***	***	***	***	***
Total price (after tax)	RMB	***	***	***	***	***	***
Payment date		***	***	***	***	***

2009 Quarterly supply volume and price

Quarter		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total
Planned supply volume	tonnes	***	***	***	***	***
Unit price (after tax)	RMB/kg	***	***	***	***
Total price (after tax)	RMB	***	***	***	***	***

Note:

(1)	The total price after tax is calculated on the basis of a VAT rate of 17%. In the event that such rate is adjusted, the total price after tax shall be adjusted accordingly.
(2)	The Purchaser shall pay the total amount of the purchase price of the following month prior to the *** of each month, the purchase price for the month of August 2008 shall be paid before ***.
(3)	The parties shall negotiate and determine the supply volume of the year 2009 in December 2008 based on the production capacity and production schedule of the Seller and the purchasing ability of the Purchaser. In the event that determination can not be reached in December, the monthly supply volume of the year 2009 shall be ***. The after tax unit price of the year multiplied by the supply volume of a month shall be the purchase price of that month.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C

LIST OF AFFILIATES FOR EACH CONTRACTUAL PARTY

AND FORM OF UNDERTAKING

List of Affiliates

Affiliates of the Seller:

Affiliates of the Buyer:

1. Jing Ao Solar Co. Ltd.

Address: Jinglong Industrial Park, Jinglong Blvd., Ningjin County, Hebei Province, China

Legal Representative: Jin Baofang

2. Shanghai JA Solar PV Technology Co., Ltd.

Address: 303 Jiang Chang San Rd., Room 401, Shanghai, China

Legal Representative: Jin Baofang

Letter of Undertaking

We, Shanghai JA Solar PV Technology Co., Ltd., understand that Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. and JA Solar Technology Yangzhou Co., Ltd. entered into a solar-grade polysilicon supply agreement dated August 17, 2008 (the “Agreement”). As an affiliate of the buyer that satisfies the requirements stipulated in the Agreement, we hereby request to participate in the Agreement as one of the buyers (the “Buyers”).

Our company hereby irrevocably undertake, if we participate in the Agreement as the Buyers, the following terms shall have a binding effect on us:

We have reviewed and understood the terms and conditions of the Agreement and its Exhibits attached thereto, and we agree to be bound by the terms and conditions of the Agreement and its Exhibits.

We and other Afiiliates that participate in the Agreement as the Buyers shall be jointly and severally liable under the Agreement.

If we no longer satisfy the requirements for an Affiliate of the buyer under the Agreement, we shall no longer be entitled to any rights under the Agreement, but shall continue to be jointly and severally liable under the Agreement.

Shanghai JA Solar PV Technology Co., Ltd.

By:
Title:	Legal Representative
Date:	August 17, 2008
Seal:

Letter of Undertaking

We, Jing Ao Solar Co. Ltd., understand that Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. and JA Solar Technology Yangzhou Co., Ltd. entered into a solar-grade polysilicon supply agreement dated August 17, 2008 (the “Agreement”). As an affiliate of the buyer that satisfies the requirements stipulated in the Agreement, we hereby request to participate in the Agreement as one of the buyers (the “Buyers”).

We hereby irrevocably undertake, if we participate in the Agreement as the Buyers, the following terms shall have a binding effect on us:

We have reviewed and understood the terms and conditions of the Agreement and the Exhibits attached thereto, and we agree to be bound by the terms and conditions of the Agreement and its Exhibits.

We and other Affiliates that participate in the Agreement as the Buyers shall be jointly and severally liable under the Agreement.

If we no longer satisfy the requirements for an Affiliate of the buyer under the Agreement, we shall no longer be entitled to any rights under the Agreement, but shall continue to be jointly and severally liable under the Agreement.

Jing Ao Solar Co. Ltd.

By:
Title:	Legal Representative
Date:	August 17, 2008
Seal: